SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 2007
                                                         ----------------


                              NORTH VALLEY BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                  0-10652                  94-2751350
----------------------------      -------------         ----------------------
(State or other jurisdiction      (File Number)            (I.R.S. Employer
      of incorporation)                                 identification number)


                    300 Park Marina Circle, Redding, CA 96001
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (530) 226-2900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13c-4(c)

Item 1.02.  Termination of a Material Definitive Agreement

         On December 3, 2007, North Valley Bancorp ("North Valley"), the parent company of North Valley Bank, announced that it has given a Notice of Termination to Sterling Financial Corporation ("Sterling") pursuant to Section 8.1(c) of the Agreement and Plan of Merger dated April 10, 2007, by and between Sterling and North Valley. North Valley's Board of Directors notified Sterling of its decision to terminate the Merger Agreement effective December 1, 2007. Upon termination, the Merger Agreement became void and of no further effect with certain limited exceptions set forth in Section 8.2 of the Merger Agreement. Attached as Exhibit 99.144 is a copy of the Press Release of North Valley announcing the termination of the Merger Agreement.


Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99.144   Press Release dated December 3, 2007.


                                      * * *


                                S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NORTH VALLEY BANCORP


                                       By: /s/ Kevin R. Watson
                                           -------------------------------------
                                           Kevin R. Watson
Dated:  December 3, 2007                   EVP/Chief Financial Officer



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